EVENTS AFTER REPORTING PERIOD EVENTS AFTER REPORTING PERIOD	6 Months Ended
Jun. 30, 2023
Disclosure of events after reporting period [Abstract]
SUBSEQUENT EVENTS	SUBSEQUENT EVENTS
On August 1, 2023, Brookfield Infrastructure, alongside institutional partners (the “Data4 consortium”), completed the acquisition of Data4 Group (“Data4”), a European hyperscale data center platform, for consideration of approximately $0.6 billion (Data4 consortium total of approximately $3.0 billion). The partnership has an approximate 20% interest in the business.
Due to the recent closing of the acquisition, the complete valuation and initial purchase price accounting for the business combination is not available as at the date of release of these financial statements. As a result, the partnership has not provided amounts recognized as at the acquisition date for certain major classes of assets acquired and liabilities assumed.